UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): September 22, 2015

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	June '15	July '15	August '15
Process Management	-20 to -15	>-20	-20
Industrial Automation	-20 to -15	-20	-20 to -15
Network Power	-15 to -10	-15 to -10	-10 to -5
Climate Technologies	-10 to -5	-10	-15 to -10
Commercial & Residential Solutions	-5 to 0	0 to 5	-5 to 0
Total Emerson	-15 to -10	-20 to -15	-15

August 2015 Orders Comments

Trailing three-month orders decreased 15 percent as monthly orders continue to reflect the drop in oil prices, a global slowdown in capital spending, and significant strength in the U.S. dollar, which deducted 7 percentage points through currency translation. Underlying orders were down 8 percent reflecting slow market conditions in most segments, but remained consistent with the 8 to 10 percent decrease in trailing underlying orders reported in each of the prior five months.

Process Management order trends continued to reflect the impact of lower oil prices, as well as unfavorable currency translation, which deducted 8 percentage points, including backlog revaluation. Underlying orders were down 12 percent reflecting decreases in all regions. MRO orders continue to be weak, particularly in the Americas, as global oil and gas customers continue to reduce both capital and operational spending.

Industrial Automation orders were down, reflecting continued weakness in industrial spending, upstream oil and gas, and Europe. Underlying orders were down reflecting decreases in almost all businesses. Currency translation deducted 8 percentage points.

Network Power orders decreased as underlying global demand for data center infrastructure and telecommunications investment was mixed by geography. Currency translation deducted 7 percentage points.

Climate Technologies orders were down as orders growth was impacted by difficult comparisons to the prior year which benefited from inventory pre-build in anticipation of regulatory changes for residential air conditioning effective January 1, 2015. Outside of the United States, Europe remained soft and the Asia Pacific region in total was down due to reduced demand in China. Currency translation deducted 3 percentage points.

Commercial & Residential Solutions orders decreased slightly. Underlying growth in wet/dry vacuums, food waste disposers, and the storage businesses more than offset a decrease in the professional tools business. Currency translation deducted 2 percentage points.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include Emerson's ability to successfully complete, and the financial impact of, its strategic portfolio repositioning actions, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	September 22, 2015	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary